UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 6, 2007

iMergent, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-32277	87-0591719
(Commission File Number)	(IRS Employer Identification No.)

754 East Technology Avenue
Orem, Utah	84097
(Address of Principal Executive Offices)	(Zip Code)

(801) 227-0004
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events

On August 6, 2007 the Superior Court of California, County of Ventura (the “Court”) issued a ruling on the  motion for temporary restraining order, sought against iMergent, Inc. (the “Company”). The Court agreed to enter an order which requires the Company to register under the California Seller Assisted Marketing Plans Act (California Civil Code § 1812.200-1812.221 “SAMP Act”). The Court, however, delayed the effectiveness of the Order until August 10, 2007 at 5:00 P.M. (PST). The Court on its own initiative delayed the effect of the order specifically to allow the Company sufficient time to perfect an appeal of the order.  The Court set a hearing regarding the preliminary injunction for August 28, 2007.

The Company will file an appeal prior to 5:00 P.M. (PST) on August 10, 2007.

Based on advice of counsel, the Company expects the filing of the appeal will stay any effect of the temporary restraining order as well as stay the motion for preliminary injunction during the pendancey of the appeal. The Company also expects to raise on appeal its claim that the SAMP Act is unconstitutionally vague and cannot be enforced.

The Company, at this time, expects to continue to conduct business as normal in California.

The State of California did not raise, and the Company is unaware of, any customer complaints which have been received by either the District Attorney of Ventura County or the Office of the Attorney General.

The Company intends to aggressively prosecute its appeal as well as defend the action the Company intends to file.  The Company contends that it is in material compliance with the terms of the agreement entered into with the state of California in 2006. The Company further contends that the issues raised by the State of California would not require the Company to register under the SAMP Act.

Except for the historical information contained in this report, the statements made by the Company are forward-looking statements that involve risks and uncertainties. All such statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. iMergent’s future performance could differ significantly from the expectations of management and from results expressed or implied including but not limited to (1) the expectations  that iMergent abided  by the terms of the previous settlement and did not  violate any California statute, (2) the California statutes are unconstitutionally vague, and (3) the appeal by the  Company has the  effect of staying the order entered by the Court and that the Company will not alter its schedule of seminars in California.  For further information on other risk factors, please refer to the “Risk Factors” contained in iMergent’s Form 10-K for the year ended June 30, 2006 and its Forms 10-Q for the quarterly periods ended September 30, 2006,  December 31, 2006 and March 31, 2007. The information in Item 8.01 of this report is being furnished, not filed, pursuant to Form 8-K. Accordingly, the information contained herein will not be incorporated by reference into any registration statement filed by iMergent under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMERGENT, INC.

/s/ Robert M. Lewis
By: Robert M. Lewis, Chief Financial Officer
Date: August 7, 2007